This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               MORGAN STANLEY
                 CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                CDC 2004-HE3
                         ADJUSTABLE RATE POPULATION

TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV


1. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                        % OF
                                                       MORGAGE
                                       AGGREGATE       POOL BY         AVG        WEIGHTED
                          NUMBER        CUT-OFF       AGGREGATE     MORTGAGE      AVERAGE      WEIGHTED     WEIGHTED
                            OF           DATE          CUT-OFF        LOAN         GROSS       AVERAGE       AVERAGE       WEIGHTED
                         MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      GROSS       ORIGINAL       AVERAGE
DOCUMENTATION LEVEL       LOANS         BALANCE        BALANCE       BALANCE        RATE        MARGIN         LTV        FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation         1,371     217,511,156         52.81       158,651        7.515        6.521         82.98          601.1
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation         871     174,014,142         42.25       199,787        7.332        6.259         80.60          631.9
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate             84      18,852,308          4.58       224,432        7.177        6.121         82.20          613.3
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                       7       1,468,950          0.36       209,850        7.059        4.408         88.65          657.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,333     411,846,557        100.00       176,531        7.420        6.384         81.96          614.9
------------------------------------------------------------------------------------------------------------------------------------


2. CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                     % OF
                                                    MORGAGE
                                    AGGREGATE       POOL BY         AVG        WEIGHTED
                       NUMBER        CUT-OFF       AGGREGATE     MORTGAGE      AVERAGE      WEIGHTED     WEIGHTED
                         OF           DATE          CUT-OFF        LOAN         GROSS       AVERAGE       AVERAGE       WEIGHTED
                      MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      GROSS       ORIGINAL       AVERAGE
CREDIT SCORE           LOANS         BALANCE        BALANCE       BALANCE        RATE        MARGIN         LTV        FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                      5       1,359,014          0.33       271,803        8.201        6.607         75.11            500
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                    152      23,412,920          5.68       154,032        8.703        6.885         74.48          510.7
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                    205      30,310,454          7.36       147,856        8.580        7.160         75.17          531.3
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                    250      37,559,906          9.12       150,240        8.079        6.813         78.46          550.7
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                    218      34,982,355          8.49       160,470        7.805        6.691         79.51          570.5
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                    259      43,688,032         10.61       168,680        7.550        6.475         82.14            591
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                    264      47,287,160         11.48       179,118        7.386        6.478         84.14          609.8
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                    289      54,950,283         13.34       190,139        7.055        6.162         84.61          630.8
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                    234      41,208,917         10.01       176,106        7.088        6.106         85.36          650.4
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                    175      33,912,337          8.23       193,785        6.753        6.057         84.80          669.7
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                    130      28,329,756          6.88       217,921        6.656        5.790         83.75            690
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                     65      13,910,487          3.38       214,007        6.588        5.957         83.39          708.7
------------------------------------------------------------------------------------------------------------------------------------
721 - 740                     39       8,969,330          2.18       229,983        6.590        5.730         85.08          729.2
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                     26       6,804,898          1.65       261,727        6.662        5.779         84.78          748.8
------------------------------------------------------------------------------------------------------------------------------------
761 - 780                     16       3,943,651          0.96       246,478        6.095        5.795         82.90          768.4
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                      5       1,091,352          0.26       218,270        6.466        5.567         74.86          788.6
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                      1         125,703          0.03       125,703        7.250        5.990         90.00            807
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,333     411,846,557        100.00       176,531        7.420        6.384         81.96          614.9
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 807
Non-Zero Weighted Average: 615

3. RANGE OF ORIGINAL LTV RATIOS (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                    % OF
                                                   MORGAGE
                                   AGGREGATE       POOL BY         AVG        WEIGHTED
                      NUMBER        CUT-OFF       AGGREGATE     MORTGAGE      AVERAGE      WEIGHTED     WEIGHTED
                        OF           DATE          CUT-OFF        LOAN         GROSS       AVERAGE       AVERAGE       WEIGHTED
RANGE OF ORIGINAL    MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      GROSS       ORIGINAL       AVERAGE
LTV RATIOS (%)        LOANS         BALANCE        BALANCE       BALANCE        RATE        MARGIN         LTV        FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00             2         109,841          0.03        54,921        7.652        7.152         16.57          651.5
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00             2         119,301          0.03        59,651        6.257        5.196         24.40          650.3
-----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00             2         149,523          0.04        74,762        8.408        6.116         28.79          551.7
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00             1         124,100          0.03       124,100        6.620        5.990         30.49            593
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00             8         848,774          0.21       106,097        7.541        6.600         37.83          586.1
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00            18       2,744,468          0.67       152,470        7.549        6.800         42.43          591.5
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00            15       1,711,561          0.42       114,104        7.006        6.206         48.67          608.1
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00            26       3,796,533          0.92       146,021        7.556        6.519         52.71          583.4
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00            48       7,781,011          1.89       162,104        7.273        6.509         58.36          595.3
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00            98      17,544,348          4.26       179,024        7.632        6.611         63.45          568.7
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00           133      22,142,286          5.38       166,483        7.619        6.671         68.97            585
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00           218      36,431,018          8.85       167,115        7.522        6.531         74.16          580.3
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00           666     120,449,884         29.25       180,856        7.135        6.193         79.74          625.8
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00           286      49,041,680         11.91       171,474        7.389        6.392         84.57          605.1
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00           470      85,262,995         20.70       181,411        7.568        6.401         89.71          617.2
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00           224      45,530,857         11.06       203,263        7.427        6.170         94.63          644.2
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00          116      18,058,377          4.38       155,676        8.088        7.102         99.90          655.8
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,333     411,846,557        100.00       176,531        7.420        6.384         81.96          614.9
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 16.51
Maximum: 100.00
Weighted Average: 81.96


4. DOCUMENTATION LEVEL GREATER THAN 85% LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                          % OF
                                                         MORGAGE
                                         AGGREGATE       POOL BY         AVG        WEIGHTED
                            NUMBER        CUT-OFF       AGGREGATE     MORTGAGE      AVERAGE      WEIGHTED   WEIGHTED
                              OF           DATE          CUT-OFF        LOAN         GROSS       AVERAGE     AVERAGE       WEIGHTED
DOCUMENTATION LEVEL        MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL     INTEREST      GROSS     ORIGINAL       AVERAGE
GREATER THAN 85% LTV         LOANS         BALANCE        BALANCE       BALANCE        RATE       MARGIN       LTV        FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation            520      87,971,289         59.10       169,176        7.621        6.543       92.64          620.9
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation          249      51,972,649         34.92       208,725        7.540        6.257       92.04          646.3
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate              36       7,909,190          5.31       219,700        7.567        6.225       93.10          623.3
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                        5         999,100          0.67       199,820        7.322        4.875       91.95          659.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        810     148,852,229        100.00       183,768        7.588        6.415       92.45          630.2
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.